SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☑ Definitive Proxy Statement

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA SERIES TRUST

Transamerica ProFund UltraBear VP

1801 California Street, Suite 5200

Denver, CO 80202

August 11, 2026

Dear Holder:

A special meeting of holders (the “Holders”) investing in Transamerica ProFund UltraBear VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026, at 10:00 a.m. (Mountain time) (the “Special Meeting”).

At the Special Meeting, you are being asked to approve the proposed liquidation of the Portfolio, as described below. We are seeking your approval of the proposal through the enclosed proxy statement, which we invite you to review closely.

On June 9-10, 2026, the Board of Trustees of the Trust considered and approved the liquidation and dissolution of the Portfolio subject to the approval by the Portfolio’s Holders of a Plan of Liquidation. If the proposed Plan of Liquidation is approved by the Portfolio’s Holders, the Portfolio will, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities; (3) make a liquidating distribution equal to the Holders’ interest in the remaining assets of the Portfolio without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence. If the proposed Plan of Liquidation is approved by Holders, the Plan of Liquidation is expected to take effect on or about October 30, 2026. As soon as practicable thereafter, the Portfolio would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”).

Upon liquidation of the Portfolio, the liquidation proceeds related to your investment in the Portfolio on the Liquidation Date will automatically be transferred to the Service Class shares of Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”), another series of the Trust, which is managed by TAM and sub-advised by BlackRock Investment Management, LLC.

Following the Liquidation Date, you may transfer your interests in the Government Money Market Portfolio to any other available allocation option under your variable annuity contract or variable life insurance policy. For ninety (90) days following the Liquidation Date, any such transfer will not be subject to transfer restrictions or charges and will not count toward any applicable limit on free transfers. Assuming holder approval of the liquidation, each affected Holder will receive a notice describing the transfer to the Government Money Market Portfolio and your available allocation options.

Importantly, after careful consideration, the Board of Trustees of the Portfolio has considered the proposal and has determined it is in the best interest of the Portfolio and unanimously recommends that you vote “FOR” the proposal. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal with respect to the Portfolio.

Holders of record of the Portfolio as of the close of business on June 17, 2026 are entitled to vote at the Special Meeting and any adjournments or postponements thereof. Whether or not you plan to attend the meeting and regardless of the size of the interest you hold, your vote is important to us. Please vote today.

Voting is quick and easy. You may vote by telephone, via the internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions, please call the Trust toll-free at 1-800-851-9777.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board of Trustees, President and Chief Executive Officer

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposal to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the proxy statement?

A.

As a holder (a “Holder”) who invests in Transamerica ProFund UltraBear VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable annuity contract or variable life insurance policy, you are being asked to vote “FOR” the following proposal. The proposal has been approved by the Board of Trustees of the Trust (the “Board” or “Board Members”).

The special meeting of the Portfolio (“Special Meeting”) will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026 at 10:00 a.m. (Mountain Time).

Proposal I: Approval of a Plan of Liquidation to liquidate Transamerica ProFund UltraBear VP and provide for the investment of the liquidation proceeds in the Service Class shares of Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”), all as described in the attached Proxy Statement.

Q.	Why is the Portfolio being liquidated?

A.

TAM, the Portfolio’s investment manager, believes that the Portfolio is sub-scale with poor prospects for growth. TAM does not believe that there is a current opportunity to significantly distribute the Portfolio to new investors.

The Portfolio was created to be used as part of a risk management investment strategy for the insurance company separate accounts of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (collectively, the “Insurance Companies”) to support the obligations of the Insurance Companies under certain existing variable annuity contracts and variable life insurance policies. Under the Insurance Companies’ risk management investment strategy and in accordance with the applicable contracts and policies, the Insurance Companies use a pre-determined mathematical formula to allocate amounts into the Portfolio if a contract owner’s contract or policy value drops by a specified amount, and then re-allocate amounts back into the contract owner’s selected investment options when the contract owner’s contract or policy value recovers by a certain percentage above the applicable rider guarantee.

The Portfolio is not available as a direct investment option that may be selected by contract owners. The Portfolio is not available for investment by any other investors.

As of March 31, 2026, the Portfolio had approximately $11.1 million in assets. As noted above, there is no current opportunity to significantly distribute the strategy to new investors. Accordingly, TAM believes the Portfolio is unlikely to achieve sufficient asset growth to attain economies of scale and potentially reduce expenses in the future. TAM therefore recommended, and the Board approved, the liquidation of the Portfolio as in the best interests of the Portfolio and its Holders.

Q.	Why am I being asked to vote on the proposal?

A.

Although Holder approval is not necessary to liquidate the Portfolio under the Trust’s organizational documents, TAM requested that the Board solicit Holder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of interests in the Portfolio to the Government Money Market Portfolio.

The enclosed proxy statement and proxy card describe the proposal you are being asked to approve. The Board has approved the proposal, believes the proposal is in Holders’ best interests and recommends you vote “FOR” the proposal.

Q.	Following the Liquidation Date, will I be able to transfer my liquidation proceeds from the Government Money Market Portfolio to other allocation options?

A.

Yes. Following the Liquidation Date, you may transfer your interests in the Government Money Market Portfolio to any other allocation option available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy, free of applicable transfer restrictions and transfer charges and without counting toward any limit on the number of free transfers otherwise permitted during the applicable period, for ninety (90) days after the Liquidation Date. Assuming Holder approval of the liquidation, each affected Holder will receive a notice describing the transfer to the Government Money Market Portfolio and your available reallocation options.

Q.	Will I have the ability to elect to move my contract value attributable to my investment in the Portfolio to a new investment prior to the Liquidation Date?

A.

No, contract owners will not have the ability to move their contract value to a new investment prior to the Liquidation Date due to certain constraints under the Insurance Companies’ current risk management investment strategy. As noted above, following the Liquidation Date, you may transfer your liquidation proceeds from the Government Money Market Portfolio to any other allocation option available under your variable annuity contract or variable life insurance policy.

i

Q.	After the Liquidation Date, to what funds will allocations be made, in place of the Portfolio, under the Insurance Companies’ risk management investment strategy?

A.	The Insurance Companies may continue to allocate to the Portfolio as part of their risk management investment strategy until shortly before the Liquidation Date.

After the Liquidation Date, allocations under the Insurance Companies’ risk management investment strategy will be made into Transamerica Aegon U.S. Government Securities VP (the “U.S. Government Securities Portfolio”), a series of the Trust, rather than the Portfolio. Following the liquidation, your interests in the Government Money Market Portfolio will remain subject to Insurance Companies’ risk management investment strategy under the terms of your contract and may be re-allocated to the U.S. Government Securities Portfolio if your contract policy value drops relative to your guaranteed amount.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the Portfolio, no matter the size of the interests you hold. Your vote can help ensure that the proposal recommended by the Portfolio’s Board can be implemented. We encourage all Holders to participate in the governance of the Portfolio, which participation could include voting against a proposal recommended by the Board.

Q.	Who is paying for the preparation, printing and mailing of the proxy statement and solicitation of proxies?

A.

TAM will bear the expenses of the liquidation, other than brokerage fees and other transaction costs incurred in connection with the sale of the Portfolio’s holdings in connection with the liquidation. The expenses that TAM will bear are estimated to be approximately $98,000 and include preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tabulating voting instructions (including the fees and expenses of approximately $18,000 of EQ Fund Solutions, LLC (“EQ Fund Solutions”), the proxy solicitor), the cost of any necessary filings with the Securities and Exchange Commission (“SEC”), legal fees, accounting fees, and expenses of holding shareholder meetings.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about the proposal or voting, please call EQ Fund Solutions, the Portfolio’s proxy solicitor, at 1-877-283-0322.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone, by calling the toll-free number on the enclosed proxy card, or by computer by going to the internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You can also attend the Special Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

ii

TRANSAMERICA SERIES TRUST

Transamerica ProFund UltraBear VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF A SPECIAL MEETING OF HOLDERS

Scheduled to be Held on October 7, 2026

Please take notice that a special meeting of holders (the “Holders”) investing in Transamerica ProFund UltraBear VP (the “Portfolio”), a series of Transamerica Series Trust (the “Trust”), including those holders investing through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on October 7, 2026, at 10:00 a.m. (Mountain Time) (the “Special Meeting”), to consider and vote on the following proposal:

I.

Approval of a Plan of Liquidation to liquidate Transamerica ProFund UltraBear VP and provide for the investment of the liquidation proceeds in the Service Class shares of Transamerica Blackrock Government Money Market VP, all as described in the attached Proxy Statement; and

II.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of the proposal, the Board of Trustees of the Trust approved and recommends that Holders vote “FOR” the proposal.

Holders of record of the Portfolio at the close of business on June 17, 2026 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

By Order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

August 11, 2026

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD, OR BY VOTING IN PERSON AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT NO MATTER THE SIZE OF THE INTEREST YOU HOLD.

The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

KINDLY VOTE YOUR INTERESTS USING ONE OF FOUR CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE; OR (D) BY VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. IF YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE CALL 1-877-283-0322.

iii

TRANSAMERICA SERIES TRUST

Transamerica ProFund UltraBear VP

1801 California Street, Suite 5200

Denver, CO 80202

PROXY STATEMENT

Introduction

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member of the Board, a “Board Member”) of Transamerica ProFund UltraBear VP (the “Portfolio”), as series of Transamerica Series Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust. The proxy is being solicited for use at a special meeting of holders (the “Holders”) investing in the Portfolio to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street., Suite 5200, Denver, CO 80202, on October 7, 2026, at 10:00 a.m. (Mountain time) (the “Special Meeting”) and at any and all adjournments or postponements of the Special Meeting. The Special Meeting for the Portfolio is being held for the purpose set forth in the accompanying Notice of Special Meeting of Holders. This Proxy Statement is being sent to Holders of the Portfolio on or about August 17, 2026.

The Portfolio is offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The only shareholders of the Portfolio are the insurance company separate accounts. As a Holder invested in the Portfolio through an insurance company separate account, you are being asked to give instructions to your insurance company as to how to vote on your behalf. Holders are not shareholders of the Portfolio, but for ease of reference, shareholders and Holders are sometimes collectively referred to in this Proxy Statement as “Holders” or “shareholders,” and the interests that they hold in insurance company separate accounts that in turn invest in the Portfolio are sometimes referred to as “interests” or “shares.”

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Proxy Statement where it may be more precise to refer to the Trust of which the Portfolio is a series.

You are being asked to vote at the Special Meeting of the Portfolio as a Holder of the Portfolio as of the close of business on June 17, 2026 (the “Record Date”). Each Holder of record of the Portfolio at the close of business on the Record Date is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value of the Portfolio represented by the Holder’s shares of the Portfolio. The net assets and total number of shares of the Portfolio outstanding and the net asset value per share of the Portfolio at the close of business on the Record Date were as follows:

Class	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
Service	$8,042,068	2,353,054	$3.42

Please sign, date and return the proxy card, or if you prefer to provide voting instructions by telephone or over the internet, please vote on the proposal. If you vote by telephone or over the internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Portfolio’s Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Holders who execute proxies or provide voting instructions by telephone or the internet may revoke them at any time before a vote is taken on the proposal at the Special Meeting by filing with the Portfolio a written notice of revocation (addressed to the Secretary at the principal executive offices of the Portfolio at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. Please consult your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Holders of the Portfolio is required to take action at the Portfolio’s Special Meeting. For the purposes of taking action on the Proposal, Holders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the Portfolio shall constitute a quorum at a Special Meeting. A quorum is likely to be established due to the proportional voting by the Insurance Companies described below.

Votes cast at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and broker non-votes as present for purposes of determining a quorum.

“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposal. As the only shareholders of the Portfolio are the insurance company separate accounts, broker non-votes are not expected with respect to the Proposal.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting, including an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of Holders. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of the Proposal requires the vote of a “majority of the outstanding voting securities” of the Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if Holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio.

The following table shows how Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.
Signed Proxy with No-Voting Instruction	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.
Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions and broker non-votes do not count as a vote “for” the proposal and have the same effect as a vote “against” the proposal.

Manner of Voting

Interests of the Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for Holders as owners of variable annuity contracts and variable life policies (collectively, the “Policies”). As such, Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company (“TFLIC”) (together with TLIC, the “Insurance Companies”) are the only shareholders of the investment portfolios offered by the Trust. The Insurance Companies utilize the Portfolio as part of their risk management investment strategy. The Portfolio is not available as a direct investment option that may be selected by Holders of the Policies.

The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the Policies.

The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of the Policies. The Insurance Companies do not require that a minimum number of owners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolio held by its separate accounts at the Special Meeting. As a result, a small number of Holders of the Policies could determine how the Insurance Companies vote, if other Holders fail to vote. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own account.

A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interest should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal.

If you need more information or have any questions about the proposal or voting, please call the Portfolio’s proxy solicitor, EQ Fund Solutions, at 1-877-283-0322.

Revoking Proxies

Each Holder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the internet at a later date; or

•	By attending the Special Meeting and voting at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance at the Special Meeting, by itself, will not revoke a previously executed and returned proxy.

If a Portfolio Holder holds Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the Holder’s ability to revoke voting instructions after such instructions have been provided.

PROPOSAL I — APPROVAL OF PLAN OF LIQUIDATION FOR

TRANSAMERICA PROFUND ULTRABEAR VP

On June 10, 2026, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), based on the recommendation of TAM, the Portfolio’s investment manager, determined that the Portfolio should be liquidated and dissolved, subject to Holder approval of the proposed Plan of Liquidation. The form of Plan of Liquidation for the Portfolio can be found in Appendix A attached hereto. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, please read Appendix A.

Subject to the approval of the Proposal by the Holders of the Portfolio, the Portfolio will be eliminated as a required allocation under certain circumstances under each Policy after the liquidation is effected, and its outstanding shares will be cancelled.

Holders of the Portfolio will have their interests in the Portfolio automatically transferred to the Service Class shares of Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”), upon receipt of the liquidating distribution from the Portfolio, as discussed below. The Government Money Market Portfolio, a series of the Trust, is managed by TAM and sub-advised by BlackRock Investment Management, LLC.

Reasons for the Proposed Liquidation

TAM, the Portfolio’s investment manager, believes that the Portfolio is sub-scale with poor prospects for growth. TAM does not believe that there is a current opportunity to significantly distribute the Portfolio to new investors. The Portfolio is not available as a direct investment option that may be selected by Holders of the Policies. The Portfolio is not available for investment by any other investors. As of March 31, 2026, the Portfolio had approximately $11.1 million in assets. Accordingly, TAM believes that the Portfolio is unlikely to achieve sufficient asset growth to attain economies of scale and potentially reduce expenses in the future

Evaluation by the Board

At its meeting on June 9-10, 2026, the Board considered a number of factors, including the amount of the Portfolio’s net assets, information from TAM regarding the outlook for the Portfolio, and the terms and conditions of the Plan of Liquidation. The Board considered alternatives to liquidating the Portfolio, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Portfolio’s Holders. The Board also considered representations from TAM that (i) TAM would bear expenses incurred in connection with the liquidation as described in the Plan of Liquidation; and (ii) the proposed liquidation, as well as contract value transfers subsequent to the proposed liquidation, would not ordinarily create federal income tax liability for Holders. The Board also noted that Holders would have the right to subsequently transfer their liquidation proceeds from the Government Money Market Portfolio to any other allocation option available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days following the Liquidation Date. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Portfolio’s Holders.

Although Holder approval is not necessary to liquidate the Portfolio under the Portfolio’s organizational documents, TAM requested that the Board solicit Holder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the Portfolio to the Government Money Market Portfolio.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and dissolution of the Portfolio subject to the approval by the Portfolio’s Holders of the Plan of Liquidation.

Liquidation Costs

TAM will bear all expenses incurred in connection with the liquidation, other than brokerage fees and other transaction costs incurred in connection with the sale of the Portfolio’s holdings in connection with the liquidation. Expenses incurred in connection with the liquidation that TAM shall bear include preparing, printing and mailing the prospectus supplement and the proxy statement to shareholders, and, if any, accounting, custodian, and transfer agency fees, which are estimated to be approximately $98,000 (including the fees and expenses of approximately $18,000 of EQ Fund Solutions, the proxy solicitor).

The Government Money Market Portfolio will bear any brokerage fees and other transaction costs associated with the purchase of portfolio holdings by the Government Money Market Portfolio after the liquidation as a result of any cash in-flows from the liquidation.

The Rationale for Recommending the Government Money Market Portfolio

While TAM considered other funds as substitutes for the Portfolio, it determined that the Government Money Market Portfolio would be an appropriate vehicle into which to transfer the contract value of Holders. The Government Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in (i) high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities; (ii) repurchase agreements that are fully collateralized by U.S. government securities or cash; and (iii) cash. Following the Liquidation Date, Holders may transfer their interests in the Government Money Market Portfolio to any other available allocation option under their Policies.

The following chart compares the annual fund operating expenses of the Service Class shares of the Portfolio and the Government Money Market Portfolio for the one-year period ended December 31, 2025. The Portfolio has registered Initial Class shares, but they are not currently offered for purchase. The fees shown do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

	The Portfolio	The Government Money Market Portfolio
	Service Class	Service Class
Management fees	0.88%	0.24%
Distribution and service (12b-1) fees	0.25%	0.25%
Other expenses	0.39%[1]	0.05%
Total annual fund operating expenses	1.52%	0.54%
Fee waiver and/or expense reimbursement	0.29%[2]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.23%	0.54%

[1]

Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights table, which include overdraft charges that are considered extraordinary expenses. Had these extraordinary expenses been included, Other Expenses would have been 0.40%.

[2]

Contractual arrangements have been made with the Portfolio’s investment manager, TAM, through May 1, 2027 to waive fees and/or reimburse Portfolio expenses to the extent that the total annual fund operating expenses exceed 1.23% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’s total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Further information about the Government Money Market Portfolio, including performance information, is available in Appendix C. Holders should carefully review the prospectus dated May 1, 2026 for the Government Money Market Portfolio, as amended. For more information about the Government Money Market Portfolio and for a free copy of its most recent prospectus, statement of additional information, annual or semi-annual report, call 1-800-851-9777 or write to the Trust at 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at https://www.transamerica.com/financial-pro/annuities/prospectus.

Expense Limitation

Contractual arrangements have been made with the Government Money Market Portfolio’s investment manager, TAM, through May 1, 2027 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.59% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. TAM may voluntarily waive fees and/or reimburse expenses of a class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative.

These arrangements cannot be terminated prior to May 1, 2027 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Plan of Liquidation

If the Plan of Liquidation is approved by the Holders of the Portfolio, the Portfolio will, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities and any necessary dividends with respect to the Portfolio’s current and prior taxable years; (3) invest the proceeds in the Service Class shares of the Government Money Market Portfolio; and (4) wind up its operations and dissolve its existence.

If the proposed Plan of Liquidation is approved by Holders, the Plan of Liquidation is expected to take effect on or about October 7, 2026. On or about October 30, 2026, the Portfolio would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”). To facilitate the liquidation, the Portfolio will be closed to all investments as of the close of business on or about October 28, 2026.

In addition, if the proposed Plan of Liquidation is approved by the Holders of the Portfolio, following Holder approval and during the period prior to the Liquidation Date, the Portfolio may not operate in accordance with its stated investment objective, policies, restrictions and strategies. If the Plan of Liquidation is not approved by the Holders of the Portfolio, the Board will consider what other action should be taken with respect to the Portfolio, including continuing the normal operations of the Portfolio.

Holder Approval

To become effective with respect to the Portfolio, the Plan of Liquidation must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the meeting or represented by proxy if Holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The Plan of Liquidation was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

The Board unanimously recommends that the Holders of the Portfolio vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, Holders are encouraged to vote “FOR” the approval of the Plan of Liquidation.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, including any questions as to an adjournment or postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

The proposed liquidation of the Portfolio will not in any way affect the rights of Holders or the obligations of the Insurance Companies under the Policies. For ninety (90) days following the Liquidation Date, Holders who had their liquidation proceeds related to their interest in the Portfolio transferred to the Government Money Market Portfolio may transfer such proceeds to any other allocation option available under their respective Policies in accordance with the terms of such Policies free of any otherwise applicable transfer restrictions or transfer charges, and without such transfer counting toward any limit on the number of free transfers permitted during the applicable period.

Assuming Holder approval of the liquidation, each Holder who had their liquidation proceeds related to their interest in the Portfolio transferred to the Government Money Market Portfolio will receive a notice (accompanied by a transfer request form and a postage pre-paid return envelope) explaining that the liquidation proceeds have been transferred and requesting that the Holder submit a transfer request in the event the Holder does not want to remain invested in the Government Money Market Portfolio.

Holders will not incur any transfer fees or other charges under the Plan of Liquidation. TAM shall bear all expenses incurred in connection with carrying out the Plan of Liquidation, other than brokerage fees and other transaction costs incurred in connection with the sale of the Portfolio’s holdings in connection with the liquidation. Expenses incurred in connection with implementation of the Plan of Liquidation that TAM shall bear include, but are not limited to, legal fees, the expenses of preparing, printing and mailing the prospectus supplement and the proxy statement to shareholders (including the fees and expenses of approximately $18,000 of EQ Fund Solutions, the proxy solicitor), and, if any, accounting, custodian, and transfer agency fees.

Certain U.S. Federal Income Tax Consequences

The liquidation and subsequent transfer of interests currently allocated to the Portfolio to the Government Money Market Portfolio will not ordinarily create any tax liability for Holders, and Holders will not ordinarily incur any tax liability upon exercising their transfer rights to transfer the value of their interest in the Portfolio to another allocation option available under their respective variable annuity contracts or variable life insurance policies.

The foregoing is only a summary of certain U.S. federal income tax consequences of the liquidation of the Portfolio and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with all or any of the guidance discussed above. You should consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

Investment Manager

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for the Portfolio. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of the Portfolio, with TAM. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio. The Board last approved the Portfolio’s Management Agreement on June 10, 2026.

TAM is directly owned by Transamerica Life Insurance Company TLIC (77%) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly by Aegon International B.V., which is wholly owned by Aegon Ltd, a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

For the Portfolio, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Portfolio’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to the Portfolio. More information on the investment management services rendered by TAM is included in the Portfolio’s Statement of Additional Information.

TAM has been a registered investment adviser since 1996. As of December 31, 2025, TAM has approximately $64.2 billion in total assets under management.

Sub-Adviser

ProFund Advisors LLC (“ProFund Advisors”), located at 7272 Wisconsin Avenue, 21st Floor, Bethesda, MD 20814, serves as sub-adviser to the Portfolio. ProFund Advisors has been a registered investment adviser since 1997. As of December 31, 2025, ProFund Advisors had approximately $5.17 billion in total assets under management.

Transfer Agent and Distributor

Transamerica Fund Services, Inc. (“TFS”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is the transfer agent of the Portfolio. TFS has outsourced the provision of certain transfer agency services to SS&C Global Investor & Distribution Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169. The distributor of the Portfolio is Transamerica Capital, LLC (“TCL”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCL are all affiliated due to their common ultimate ownership by Aegon, Ltd.

Custodian

State Street Bank & Trust Company, located at One Congress Street, Boston, MA 02114, serves as the Portfolio’s custodian.

Annual and Semi-Annual Reports

Holders of the Portfolio can find important information about the Portfolio in the Portfolio’s annual report dated December 31, 2025 as filed on Form N-CSR, which has been previously provided to Holders. You may obtain copies of annual and semi-annual reports without charge by writing to the Portfolio’s transfer agent at the address shown below, by calling 1-800-851-9777.

Transamerica Fund Services, Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by sending this Proxy Statement to Holders beginning on or about August 17, 2026. Solicitations also may be made by telephone and/or online by representatives of the Portfolio, regular employees of TAM or its affiliate(s), or EQ Fund Solutions, a private proxy services firm. It is anticipated that the estimated solicitation costs, including retaining EQ Fund Solutions, will be approximately $18,000. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

EQ Fund Solutions will provide mailing, solicitation and tabulation services in order to reach quorum and obtain the required vote for the Portfolio’s proposal by the Special Meeting Date or any adjournment or postponement thereof. The services will include: (i) designing voting instruction cards and reminder letters; (ii) processing Holder data to determine solicitation strategies and efficiencies; (iii) printing and mailing the Proxy Statement to record date Holders; (iv) inserting and mailing proxy materials to record date Holders who request them; (v) providing internet and telephone voting services to secure votes from Holders; (vi) scanning returned voting instruction cards; (vii) providing solicitation analysis and consultation before and during the solicitation period to maximize voting participation; (viii) daily reporting of solicitation results, as applicable; (ix) providing final meeting reports and affidavits; and (x) providing meeting services and support.

The cost of the Special Meeting, including the preparation and distribution of the Proxy Statement and the solicitation of voting instructions, including reimbursement to the Insurance Companies and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting voting instructions, printing and distributing the proxy materials, the costs of soliciting and tabulating voting instructions (including the fees and expenses of approximately $18,000 of EQ Fund Solutions, the proxy solicitor), the cost of any necessary filings with the SEC, legal fees and accounting fees, will be borne by TAM and not the Portfolio.

Principal Holders

As of the Record Date, the outstanding shares of the Portfolio were as follows:

Class	Total Shares Outstanding
Service	2,353,054

To the knowledge of the Trust, as of the Record Date, the Board Members and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of the Record Date, the persons listed in Appendix B owned of record 5% or more of shares of the Portfolio, as indicated in Appendix B.

Holder Communications to the Board

Holders may mail written communications to the Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the address of the Portfolio. Each Holder communication must (i) be in writing and be signed by the Holder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted Holder communications. Except as provided below, with respect to each properly submitted Holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Holder communication should not be provided to the Board because the communication, among other things: (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, Holders or other matters relating to an investment in the Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, the Portfolio will deliver only one copy of this Proxy Statement to Holders residing at the same address, unless such Holders have notified the Portfolio of their desire to receive multiple copies of the Holder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact the Portfolio by writing to the address shown on the front page of this Proxy Statement or by calling 1-800-851-9777. The Portfolio will then promptly deliver, upon request, a separate copy of this Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of the Portfolio’s Holder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated. Copies of the proxy materials are also available at: https://vote.proxyonline.com/transamerica/docs.

Holder Proposals

The Portfolio is not required to and does not intend to hold regular annual meetings of Holders. Holders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Proposals relating to the Portfolio must be received a reasonable time prior to the date of a meeting of holders of the Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A holder proposal may be presented at a meeting of holders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of the Portfolio is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Portfolio.

A list of Holders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolio, 1801 California Street, Suite 5200, Denver, Colorado 80202, for inspection by any Holder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment.

Information about the Portfolio

The Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolio and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Portfolio are also available on the SEC’s internet site at https://www.sec.gov or visit the Trust’s website at https://www.transamerica.com/financial-pro/annuities/prospectus. To obtain a copy of this Proxy Statement or other information about the Portfolio, without charge, or to request other information or make other inquiries about the Portfolio, call 1-800-851-9777 or write to the Trust at 1801 California Street, Suite 5200, Denver, CO 80202. The proxy materials will be available to review at: https://vote.proxyonline.com/transamerica/docs.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the internet.

By order of the Board,

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

August 11, 2026

APPENDIX A

TRANSAMERICA SERIES TRUST

Transamerica ProFund UltraBear VP

FORM OF

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”), dated and effective as of October 7, 2026, is adopted by Transamerica Series Trust (the “Trust”), a Delaware statutory trust, with respect to Transamerica ProFund UltraBear VP (the “Portfolio”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Portfolio.

The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio and the redemption of the Portfolio’s outstanding shares in conformity with all applicable laws, including the laws of the State of Delaware, the 1940 Act, the IRC, and the Trust’s governing documents.

WHEREAS, the Trust’s Board of Trustees (the “Board”), on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and the beneficial owners of the Portfolio’s shares to liquidate and dissolve the Portfolio; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Portfolio, in accordance with the Trust’s governing documents, subject to approval of this Plan by the Portfolio’s shareholders;1 and

WHEREAS, the Board authorized and directed the officers of the Trust to call a special meeting of shareholders on or about October 7, 2026, or such other date and time as the President may determine.

NOW THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

1.   Effective Date of Plan. The Plan shall become effective at the close of business on the day that the Plan is approved by shareholders of the Portfolio or such other later date as determined by the Board or any authorized officer of the Portfolio (the “Effective Date”).

2.   Liquidation Date. The liquidation shall occur at the close of business on October 30, 2026, or on such other later date as determined by the Board or any authorized officer of the Portfolio (the “Liquidation Date”). In no event shall the Liquidation Date occur more than twelve (12) months after the Effective Date.

3.   Dissolution. As promptly as practicable on or after the Liquidation Date, consistent with the provisions of the Plan, the Portfolio shall be dissolved in accordance with the laws of the State of Delaware and the Trust’s governing documents.

4.   Cessation of Business. After the Effective Date, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio and discharging or making reasonable provisions for the Portfolio’s liabilities.

5.   Liquidation of Assets. As soon as is reasonable and practicable on or after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Portfolio and the beneficial owners of its shares, the Portfolio may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its shareholders consistent with applicable statutes, regulations and interpretations, which shall constitute a liquidating distribution for this purpose.

6.   Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, the Portfolio shall determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred on or before the date of the liquidating distribution provided for in Section 7 below.

7.   Liquidating Distribution. As soon as possible on or after the Effective Date or the Liquidation, as applicable, the Portfolio shall provide the following to its shareholders of record as of the business day preceding the Liquidation Date in redemption of such shareholders’ shares of the Portfolio: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to each shareholder’s proportionate interest in the net assets of the Portfolio; and (2) information concerning the sources of the liquidating distribution. Upon providing the liquidating distribution, all outstanding shares of the Portfolio will be deemed cancelled. If the Trust is unable to make distributions to all of the Portfolio’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Portfolio’s shares are payable, the

[1]

The only shareholders of the Portfolio are insurance company separate accounts. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this Plan as “shareholders.”

A-1

Board may create, in the name and on behalf of the Portfolio, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

Following the Liquidation Date, if the Portfolio (or the Trust on behalf of the Portfolio) receives any cash or other proceeds, such amounts shall be disbursed in accordance with the Policy on Liquidated Funds Custody Account Closing and Receipt of Proceeds (the “Policy”). Except as provided in the Policy, no person shall be entitled to any such amounts.

8.   Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends and any amounts treated as distributed by the Portfolio pursuant to Sections 562(b), 565, or 852(b)(3) of the IRC, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carryforwards) and any additional amounts necessary to avoid any excise tax for such periods.

9.   Expenses of the Portfolio. Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, shall bear all expenses incurred in connection with carrying out this Plan, other than brokerage fees and other transaction costs incurred in connection with the sale of the Portfolio’s holdings in connection with the Liquidation. Expenses incurred in connection with implementation of this Plan that TAM shall bear include, but are not limited to, legal fees, the expenses of preparing, printing and mailing the prospectus supplement and the proxy statement to shareholders, and, if any, accounting, custodian, and transfer agency fees.

10.   Power of the Board. The Board and, subject to the authority and approval of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the preparation, execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

11.   Amendment of Plan. The Board shall have the authority to authorize or ratify such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Portfolio’s assets and effect complete liquidation of the Portfolio and the distribution of the Portfolio’s net assets to its shareholders in redemption of the shares in accordance with the laws of the State of Delaware, the 1940 Act, the IRC, the Trust’s governing documents, and the purposes to be accomplished by the Plan, if the Board determines that such action would be in the best interests of the Portfolio and its shareholders.

12.   No Appraisal Rights. Shareholders shall have no appraisal rights in connection with the liquidation.

13.   Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Portfolio with the Internal Revenue Service and with any other taxing or other authority.

14.   Non-Recourse. The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Portfolio must look solely to the assets of the Trust belonging to the Portfolio for the enforcement of any claims against the Trust.

TRANSAMERICA SERIES TRUST,
on behalf of Transamerica ProFund UltraBear VP

By:

Name:
Title:

A-2

APPENDIX B

5% and 25% Interest Ownership

To the knowledge of the Trust, as of June 17, 2026, the following persons owned beneficially or of record 5% or more of the Service Class shares of the Portfolio.

Name & Address	Shares	Percent of Portfolio
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	2,278,818.845	96.85%

Any Holder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding shares of the Portfolio. Any Holder controlling the Portfolio may be able to determine the outcome of issues that are submitted to Holders for vote and may be able to take action regarding the Portfolio without consent or approval of the other Holders.

To the knowledge of the Trust, as of June 17, the following persons held beneficially 25% or more of the outstanding shares of the Portfolio.

Name & Address	Shares	Percent of Portfolio
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	2,278,818.845	96.85%

B-1

APPENDIX C

Further Information Related to Transamerica BlackRock Government Money Market VP

Holders should carefully review the prospectus dated May 1, 2026 for Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”). For more information about the Government Money Market Portfolio and for a free copy its most recent prospectus, statement of additional information, annual or semi-annual report, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at https://www.transamerica.com/financial-pro/annuities/prospectus. The Government Money Market Portfolio’s investment manager is TAM and its sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fees and Expenses: The following table describes the annual fund operating expenses of the Government Money Market Portfolio for the one-year period ended December 31, 2025. This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class of Shares
Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class of Shares
Service
Management fees	0.24%

Distribution and service (12b-1) fees	0.25%

Other expenses	0.05%

Total annual fund operating expenses	0.54%

Example: This Example is intended to help you compare the cost of investing in the Government Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Service	$55	$173	$302	$677

Principal Investment Strategies:

The portfolio is a government money market fund. The portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in:

• high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;

• repurchase agreements that are fully collateralized by U.S. government securities or cash; and

• cash.

The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the portfolio’s total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.

The portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the portfolio.

The portfolio invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission.

The portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. The portfolio may invest in other government money market funds to the extent permitted by law.

If the portfolio takes a temporary defensive position, it will be more difficult for the portfolio to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.

Principal Risks:

You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor is not required to reimburse the portfolio for losses, and you should not expect that the sponsor will provide financial support to the portfolio at any time, including during periods of market stress.

You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

There is no assurance that the portfolio will meet its investment objective. The portfolio could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. The relative significance of the key risks below may change over time and you should review each risk factor carefully.

•

Market – Factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, government shutdowns, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, technological developments (such as artificial intelligence and machine learning), investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, lack of liquidity or other disruptions in the bond markets, or other adverse market events and conditions could cause the value of your investment in the portfolio, or its yield, to decline. While the portfolio seeks to maintain a $1.00 share price, when market prices fall, the value of your investment in the portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.

The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the portfolio’s investments and the portfolio’s ability to preserve the value of your investment at $1.00 per share, and generally for economies and markets in the U.S. and elsewhere.

•

Government Money Market Fund – The portfolio operates as a “government” money market fund under applicable federal regulations and invests in U.S. government securities. Circum-stances could arise that would prevent the payment of interest or principal on U.S. government securities, which could adversely affect their value and the portfolio’s ability to preserve the value of your investment at $1.00 per share. An increased demand for U.S. government securities could affect the availability of such instruments for investment and the portfolio’s ability to pursue its investment strategies. The portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” on portfolio redemptions, as permitted under Rule 2a-7. However, the Board reserves the right, with notice to shareholders, to change this policy.

•

Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio’s yield will tend to lag behind general changes in interest rates. Changes in interest rates can be sudden and unpredictable and may expose the markets to significant volatility, which also may affect the liquidity of the portfolio’s investments and detract from portfolio performance. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the portfolio. Inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase. During periods of extremely low or negative short-term interest rates, the portfolio may not be able to maintain a positive yield or total return or be able to preserve the value of your investment at $1.00 per share.

•

U.S. Government Securities – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are not funded by congressional appropriations and the securities issued by them are neither issued nor guaranteed by the U.S. government.

•

Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.

•

Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

•

Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the portfolio has more contractual exposure to a counterparty.

•

Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.

•

Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

•

Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The portfolio is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the portfolio to lag relevant benchmarks or other funds with similar objectives.

•

Active Trading – The portfolio may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility.

•

Cybersecurity – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to portfolio assets, portfolio or shareholder data (including private shareholder information), or proprietary information, cause the portfolio or its service providers (including, but not limited to, the portfolio’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial inter-mediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent portfolio investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the portfolio or their investment in the portfolio. Cybersecurity incidents may render records of portfolio assets and transactions, shareholder ownership of portfolio shares, and other data integral to the functioning of the portfolio inaccessible, inaccurate or incomplete. The use of artificial intelligence and machine learning could exacerbate these risks. Cybersecurity incidents may result in financial losses to the portfolio and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

•

Large Shareholder – A significant portion of the portfolio’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.

•

Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.

•

Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large share-holders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

•

Underlying Government Money Market Funds – The portfolio may invest in other government money market funds. Each of the underlying government money market funds in which the portfolio may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.

•

Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.

Performance:

The bar chart and the table below provide some indication of the risks of investing in the Government Money Market Portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows the portfolio’s average annual total returns for different periods.

The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

Absent any applicable fee waivers and/or expense limitations, performance would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performancecenter or by calling 1-800-851-9777.

Prior to May 1, 2016, the portfolio operated as a “prime” money market portfolio and invested in certain types of securities that the portfolio is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market portfolio. Performance shown for periods prior to May 1, 2016 reflects the portfolio’s former investment strategy.

Prior to November 1, 2018, the portfolio was named Transamerica Aegon Government Money Market VP, had a different sub-adviser, and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and the investment strategies then in effect.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	12/31/2023	1.24%
Worst Quarter:	3/31/2016	0.00%

7-DAY YIELD (as of December 31, 2025)

Service Class = 3.17%

Average Annual Total Returns (periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Inception Date
Service Class	3.81%	2.91%	1.72%	05/1/2003

PROXY CARD
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